Exhibit 10.15

SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE (“the Amendment”), made as of the 24th day of December, 2018 (the “Effective Date”), by and between HILLSBOROUGH PARK, L.L.C., a Delaware limited liability company, having an address at 1250 Route 28, Suite 101, Branchburg, New Jersey 08876 (hereinafter called “Landlord”) and PRIMUS GREEN ENERGY, INC., a New Jersey corporation having an address at 219 Homestead Road, Hillsborough, New Jersey 08844 (hereinafter called “Tenant”).

WITNESSETH:

WHEREAS, by that certain Lease Agreement dated March 1, 2011, as amended by a First Amendment to Lease dated as of June 15, 2015 (hereinafter collectively the “Lease”), Landlord leased to Tenant certain premises consisting of approximately Thirty-Four Thousand Three Hundred Eighty-Eight (34,388) square feet located in the Hillsborough Business Center located at 219 Homestead Road, Building 2, Hillsborough, New Jersey 08844 (the “Premises”) as more particularly described in the Lease; and

WHEREAS, Tenant presently occupies the Premises and the Termination Date is currently April 30, 2019; and

WHEREAS, Landlord and Tenant are mutually desirous of amending the Lease to so as to, among other things, extend the Term, subject to and in accordance with the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the sum of Ten ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged by parties, Landlord and Tenant do hereby covenant and agree as follows:

1. All of the recital clauses hereinabove set forth are hereby incorporated by reference as though set forth verbatim and at length herein. For purposes of this Amendment, all capitalized terms shall have the meanings ascribed to them in the Lease unless otherwise defined herein.

2. Tenant’s Renewal Option contained in Section 71 of the Lease is hereby modified to amend the Second Renewal Option Term, as provided for in Paragraph 7 below, and upon execution of this Amendment, to extend the Lease Term for a period of one (I) year commencing on May 1, 2019 and terminating on April 30, 2020 (the “Extended First Renewal Option Term”), upon such terms and conditions as set forth in the Lease and this Amendment. Tenant acknowledges and agrees that it is leasing the Premises during the Extended First Renewal Option Term in its “AS IS”, “WHERE IS” condition. Tenant shall pay Base Rent during the Extended First Renewal Option Term as follows, subject to Paragraph 4 herein above.

Period	NNN Rate PSF	Monthly Base Rent
5/01/2019 thru 04/30/2020	$6.25	$17,910.42

3. Section 71 of the Lease is hereby amended to provide as follows:

SECTION 71 —ONE (1) YEAR RENEWAL

It is expressly agreed and understood between the Landlord and the Tenant, provided that the Tenant is not then in default beyond any applicable notice and/or cure periods of any terms, conditions or covenant of said Lease, that Tenant shall have the option (“Second Renewal Option”) to extend the term of this Lease for one (I) renewal term of one (1) year, such renewal term, if timely exercised, to start immediately following the expiration of the Extended First Renewal Option Term, subject to mutual execution of an Amendment. The foregoing option shall be exercised, if at all, by Tenant providing the Landlord with a written notice within six (6) months prior to the expiration of the Extended First Renewal Option Term, TIME HEREBY BEING MADE OF THE ESSENCE. Tenant’s triple net Base Rent during the renewal periods shall be based on the following schedule. If Tenant fails to provide the Landlord with the required six (6) month written notification, it is agreed between both parties that this Lease shall terminate and the Tenant shall surrender the Premises in the condition required under the Lease, including by way of example but not limitation Section 19 and Section 20, and the three (3) letters dated May 1, 2013, attached hereto as Exhibit B, and repair any and all injury done by or in connection with the installation or removal of said property and surrender the keys and Premises to the Landlord, broom clean and in satisfactory condition, ordinary wear excepted. Tenant’s obligations shall include the removal of the improvements shown on the photo contained in Exhibit A attached hereto.

Second Renewal Option Term Base Rent Schedule

Period	NNN Rate PSF	Monthly Base Rent
5/01/2020 thru 04/30/2021	$6.50	$18,626.83

4. Landlord and Tenant agree that Section 75 of the Lease is hereby deleted in its entirety.

5. Except as modified by this Amendment, the Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. The covenants, agreements, terms, provisions arid conditions contained in this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns. In the event of any conflict between the terms contained in this Amendment and the Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties.

6. This Amendment may be executed in several counterparts, via facsimile, or via PDF each of which shall be deemed an original, and all such counterparts shall together constitute one in the same instrument.

7. The submission of this Amendment for examination becomes effective only upon execution and delivery thereof by Landlord and Tenant.

8. This Amendment shall be binding upon and inure to the benefit of, the parties hereto and their respective successors. This Amendment shall be governed and construed in accordance with the laws of the state in which the Premises are located.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto execute this Amendment by their respective duly authorized representative as of the day and year first above written.

WITNESS:	HILLSBOROUGH PARK, LLC, a Delaware limited liability company (Landlord)

	By:	/s/ David B. Gardner
	Name:	David B. Gardner
	Title:	Managing Member

WITNESS:	PRIMUS GREEN ENERGY, INC., a New Jersey corporation (Tenant)

	By:	/s/ S.J. Murray
	Name:	Steven Murray
	Title:	CEO

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EXHIBIT “A”

A-1

EXHIBIT “B”

Hillsborough Park. L.L.C.
390 Amwell Road
Building 5, Suite 507
P.O. Box 6989
Hillsborough, New Jersey 08844

May 1, 2013

Primus Green Energy
219 Homestead Road
Hillsborough, New Jersey 08844

RE:	Lease Agreement dated, March 1. 2011, between I Hillsborough Park, L.L.C. (“Landlord”) and Primus Green Energy (“Tenant”) Premises: 219 Homestead Road, Building 2. Hillsborough, NJ

Gentlemen;

This shall acknowledge our approval to construct and your delivery of plans received by our office on April 24, 2013, us set forth below in conjunction with certain improvements you intend to make to the Premises:

1.	JT Engineering S-1.1 Pipe Support dated January 25. 2013 and last revised SK.01 prepared by Cerminara Architect dated January 31, 2013.

We have reviewed the plans and given their complexity and interrelationship, we wish to advise you pursuant to Section 19 of the Lease, these improvements will all need to be removed at the expiration or sooner termination of the Lease.

Very truly yours.

Hillsborough Park L.L.C.

By:	/s/ David. B. Garder
David B. Gardner
Managing Member

Acknowledgement
Primus Green Energy:

By:	/s/ Sam Golan
Sam Golan

John Jay Crandall, AIA

A LIMITED LIABILITY COMPANY

April 24, 2013	ARCHITECTURE PROJECT MANAGEMENT DEVELOPMENT

HILLSBOROUGH PARK, L.L.C.

390 Amwell Road
Hillsborough, NJ 08844

Re	Lease Agreement dated 3/1/2011

PRIMUS GREEN ENERGY
Block: 200.04 Lot: 6
219 Homestead Road
Hillsborough, NJ 08844

LETTER OF TRANSMITTAL

Pine Support

Dear Sirs:

On behalf of PRIMUS GREEN ENERGY please accept this lever of transmittal and the attached information regarding the above referenced Lease Agreement and tenant improvements The following items are attached for your review and approval

1. Drawing SI I prepared by JT Engineering dated 1/25/13

2 Drawings SK.01 prepared by Cerminara Architect dated 31 March 2013

I trust that this request is sufficient to process this application. Please let me know if you require further information or actions from PRIMUS GREEN ENERGY or their design team.

Thank you for your cooperation in this matter

/s/ John Jay Crandall
John Jay Crandall, AIA

Hillsborough Park. L.L.C.
390 Amwell Road
Building 5. Suite 507
P.O. Box 6989
Hillsborough, New Jersey 08844

May 1.2013

Primus Green Energy
219 Homestead Road
Hillsborough, New Jersey 08844

RE:	Lease Agreement dated, March 1, 2011. between Hillsborough Park, L.L.C. (“Landlord”) and Primus Green Energy (“Tenant”) Premises: 219 Homestead Road, Building 2. Hillsborough, NJ

Gentlemen:

This shall acknowledge our approval to construct and your delivery of plans received by our office on April 24. 2013, as set forth below in conjunction with certain improvements you intend to make to the Premises:

1. JT Engineering: S1.1 -Partial Roof Framing Pion & Details dated February 27, 2013 and last revised March 7, 2013.

2. Cerminara Architect: A000-Title Sheet dated March IX, 2013 and last revised March 18, 2013.

3. Cerminara Architect. A010-General Notes and Specifications dated March 18, 2013 and last revised March 18, 2013.

4. Cerminara Architect: A100-Floor Plan and Reflected Ceiling Plan & Details dated March 18. 2013 and last revised March 18. 2013.

5. Cerminara Architect: A600-Door and Finish Schedules & Details dated March 18. 2013 and last revised March 18. 2013.

6. Cerminara Architect: MI-Mechanical Plan Sched’s & Specs last revised March 18. 2013

7. Cerminara Architect. E I - Electrical Lighting. Sched’s & Specs last revised March 18. 2013.

8. Cerminara Architect. E2- Electrical Power Sched’s & Risers last revised March 18, 2013.

9. Cerminara Architect: PI-Plumbing Plan Riser & Sched’s last received March I8. 2013.

We have reviewed the plans and given their complexity and interrelationship, we wish to advise you pursuant to Section 19 of the Lease, these improvements will all need to be removed at the expiration or sooner termination of the Lease.

Very truly yours,

Hillsborough Park L.L.C.

By:	/s/ David B. Gardner
David B. Gardner
Managing Member

Acknowledgement:
Primus Green Energy:

By:	/s/ Sam Golan
Sam Golan

Hillsborough Park. L.L.C.
390 Amwell Road
Building 3. Suite 507
P.O. Box 6989
Hillsborough. New Jersey 08844

May 1, 2013

Primus Green Energy
219 Homestead Road
Hillsborough, New Jersey 08844

RE:	Lease Agreement dated. March 1, 2011, between Hillsborough Park. L.L.C. (“Landlord”) and Primus Green Energy (“Tenant”) Premises: 219 Homestead Road. Building 2. Hillsborough, NJ

Gentlemen:

This shall acknowledge our approval to construct and your delivery of plans received by our office on April 24. 2013. us set forth below in conjunction with certain improvements you intend to make to the Premises:

1. Cerminara Architect: A000-Title Sheet last revised October 18. 2012.

2. Cerminara Architect: A010-General Notes and Specifications revised September 7, 2012.

3. Cerminara Architect: A110-Roof Plan & Details dated September 5, 2012 and last revised September 7, 2012.

4. Cerminara Architect: A 1 00-Floor Plan & Details dated April 11, 2012 and last revised March 11, 2013.

5. Cerminara Architect: A400-Reflected Ceiling Plan & Details dated April 11, 2012 and last revised March 11, 2013.

6. Cerminara Architect: A600-Door & Finish Schedules & Details dated April 11, 2012 and last revised March 11, 2013.

7. Cerminara Architect: M1- Mechanical Plan dated April 11, 2012 and last revised March 11. 2013.

8. Cerminara Architect: M2-Mechanical Schedules dated April 11, 2012 and last revised March 11, 2013.

9. Cerminara Architect: El-Interim Office & Elec. Lighting dated April 11, 2012 and last revised March 11, 2013.

10. Cerminara Architect: E2- Interim Office & Elec. Power dated April 11, 2012 and last revised March 11, 2013.

11. Cerminara Architect: 113- Interim Office Specs & Riser dated April 11, 2012 and last revised March 11. 2013.

12. Cerminara Architect: PI- Plumbing Plan dated April 11, 2012 and last revised March 11, 2013.

13. Cerminara Architect: P2- Plumbing Riser Diagrams & Schedule dated April 11, 2012 and last revised March 11, 2013.

We have reviewed the plans and given their complexity and interrelationship. we wish to advise you pursuant to Section 19 of the Lease, these improvements’ will all need to be removed at the expiration or sooner termination of the Lease.

Very truly yours.

Hillsborough Park L.L.C.

By:	/s/ David B. Gardner
David B. Gardner.
Managing Member

Acknowledgement:
Primus Green Energy

By:	/s/ Sam Golan
Sam Golan